TIFF Investment Program (“TIP”)
Supplement dated April 30, 2025
to the Prospectus dated April 30, 2025
TIFF Multi-Asset Fund
(the “Fund”)
For shareholders who are not non-profit organizations, the following supplements similar language under the heading Fund Performance — Average Annual Total Returns in the fund summary section of the prospectus.
Average Annual Total Returns (for periods ended 12/31/2024)
The table below illustrates the changes in the Fund’s yearly performance and shows how the Fund’s average returns for one year, five years, ten years, and since Fund inception compared with those of a broad-based measure of market performance, the MSCI All Country World Index, as well as additional benchmarks and indices. Prior to December 1, 2021, the Fund received entry fees on purchases and exit fees on redemptions of Fund shares; thus, Fund performance for periods prior to December 1, 2021 reflect those fees’ impact. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend upon a shareholder’s tax situation and may differ from those shown.
TIFF Multi-Asset Fund	One Year	Five Years	Ten Years	Since Inception (3/31/1995)
Return before Taxes	14.84%	8.63%	6.91%	7.72%
Return after Taxes on Distributions	11.43%	6.36%	4.79%	5.83%
Return after Taxes on Distributions and Sale of Fund Shares	9.05%	6.17%	4.73%	5.70%
Benchmark Returns
65/35 Mix (65% MSCI All Country World Index, 35% Bloomberg US Aggregate Bond Index) (does not reflect fees, expenses, or taxes)	11.60%	6.58%	6.63%	6.85%
Consumer Price Index (“CPI”) +5% per annum (does not reflect fees, expenses, or taxes)	8.02%	9.39%	8.14%	7.61%
MSCI All Country World Index (does not reflect fees, expenses, or taxes)	17.49%	10.05%	9.22%	7.68%
Bloomberg US Aggregate Bond Index (does not reflect fees, expenses, or taxes)	1.25%	(0.33)%	1.35%	4.42%

Additional Shareholder Information
Employees of TIFF Advisory Services, LLC (“TAS”) and trustees or directors of TIP, TAS, and TIFF Charitable Foundation (“TCF”) who are “qualified clients” as defined in Rule 205-3(d) under the Investment Advisers Act of 1940, as amended, may establish one or more individual retirement accounts (IRA) for the purpose of investing in the Fund. Such accounts are subject to minimum initial and subsequent investment amounts and an annual IRA maintenance fee charged by State Street Bank and Trust Company, the IRA Custodian. An IRA account holder who ceases to be an employee of TAS or a trustee or director of TIP, TAS, or TCF may continue to maintain his or her IRA account(s) in the Fund provided he or she continues to be a qualified client. An IRA account holder who ceases to be a qualified client as a result of termination of his or her employment or TAS directorship, will be required, and beneficiaries who inherit IRA accounts established under this program should expect to be required, to redeem the Fund shares held in the IRA account(s) and transfer the redemption proceeds to another IRA custodian. Additional information about IRA accounts may be obtained by calling TIP at 1-610-684-8200.
Additional Tax Considerations
For shareholders who are not non-profit organizations, the following supplements the information under the heading Tax Considerations in the prospectus.
The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code (the “Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. In general, for shareholders who are taxable investors, the Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable to such shareholders as ordinary income, capital gains, or some combination of both.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long a shareholder has owned the shares. Fund distributions characterized as a return of capital, if any, will decrease a shareholder’s tax basis in Fund shares (but not below zero). A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.
The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.
If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
If a taxable shareholder invests in the Fund shortly before the record date of a capital gains or ordinary income distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, except to the extent the distribution represents a return of capital for tax purposes, the shareholder will receive some of his or her investment back in the form of a taxable distribution. This is sometimes referred to as “buying a dividend.”
Every year, shareholders who are taxable investors will receive a statement that shows the tax status of distributions received the previous calendar year. The Fund may reclassify income after tax reporting statements have been mailed to shareholders. Prior to issuing tax statements, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send corrected Forms 1099-DIV to reflect reclassified information or to adjust the cost basis of any covered shares (defined below) sold.
A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.
2

The Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012, where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting may be provided but is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as an individual retirement account, or shareholders exempt from federal income taxation under 501(a) of the Code.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by the shareholder on, and paid with, the shareholder’s federal income tax return.
By law, if a shareholder does not provide the Fund with a proper taxpayer identification number and certain required certifications, the shareholder may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
Fund distributions and gains from the sale of Fund shares generally are subject to state and local taxes.
Fund shares are generally not sold outside the United States. Non-US investors should be aware that each of the following may apply to any investment in the Fund: (i) US withholding at a 30% or lower treaty tax rate, (ii) special tax certification requirements to avoid US backup withholding and claim any treaty benefits, and (iii) US estate taxes.
This discussion of Additional Tax Considerations is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, a potential shareholder should consult a tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
3

Prospectus April 30, 2025
TIP Mutual Funds
TIFF Multi-Asset Fund
TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment return of its shareholders through its series TIFF Multi-Asset Fund (the “Fund”), a series of TIP, that is available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations that meet TIP’s eligibility requirements.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TIFF Multi-Asset Fund Summary
Investment Objective
The Fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offsets inflation.
The Fund’s performance objective (which is non-fundamental) is to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
Shareholder Fees (fees paid directly from your investment):
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.64%
Other Expenses	0.46%
Other Expenses	0.33%
Expenses for Securities Sold Short	0.13%
Acquired Fund Fees and Expenses	0.85%
Total Annual Fund Operating Expenses [a]	1.95%

[a]
Total Annual Fund Operating Expenses does not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$198	$612	$1,052	$2,275
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders that are subject to income or excise taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 251% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. As a “multi-manager” fund, in addition to the Fund’s investment advisor, TIFF Advisory Services, LLC (“TAS”), the Fund engages external money managers to manage a portion of the Fund’s assets. The Fund also invests a portion of its assets in other investment funds (referred to in this prospectus summary and in the prospectus as “acquired funds”), such as exchange-traded funds, open-end

TIFF Multi-Asset Fund Summary
mutual funds, and private investment funds, such as hedge funds. Acquired fund investments are made subject to the limits of the Investment Company Act of 1940, as amended, and any related rules, regulations or exemptions, and the Fund’s policy limiting investments in illiquid investments to no more than 15% of net assets. Asset class allocations and allocations to money managers and acquired funds may change from time to time.
The Fund invests, either directly or indirectly through its investments in acquired funds, in common and preferred stocks, securities issued or guaranteed by the US government, its agencies and instrumentalities, including Treasury bonds and Treasury inflation-protected securities (“TIPS”), and short-term investments, such as high-quality, short-term money market instruments. In addition, the Fund invests in synthetic and derivative instruments, such as futures, options, swaps, and forward foreign currency exchange contracts, in order to gain or hedge exposure to the Fund’s performance benchmark, one or more asset classes or categories of the benchmark, geographic exposures, or individual positions, including currency exposures. Among other uses, these investments are designed to complement the Fund’s other holdings, and may be used in part to adjust the Fund’s overall exposures toward the levels desired by TAS. As part of its investment strategy, the Fund may take short positions in which it sells securities it does not own. In order to settle such short sales, the Fund must borrow or otherwise acquire the securities that it sold short to make delivery to the buyer. The Fund is then obligated to replace borrowed securities by purchasing them at the market price at the time of replacement.
TAS also pursues a direct trading strategy whereby it invests a portion of the Fund’s assets directly in a limited number of publicly traded equity securities (typically, not more than 20). The issuers of such securities may be of any size, operate in any industry, and have domestic as well as international operations. TAS chooses these direct equity holdings from the listed equity positions reported on Form 13F by a small group of long-oriented, active investment managers based upon TAS’s belief that such managers have demonstrated an ongoing ability to add value through security selection and tend not to trade holdings frequently.
The Fund invests broadly in issuers domiciled in the United States and foreign countries. The Fund’s foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the Fund’s assets may be invested in foreign securities, including emerging market securities. The Fund invests in companies of all sizes as measured by market capitalization. A portion of the Fund’s assets may be invested in smaller companies. The Fund’s investments in bonds and other debt obligations are not subject to any stated limitations on maturity. Up to 20% of the Fund’s assets may be invested in debt obligations rated below investment grade, or if unrated, determined to be comparable quality (known as high yield bonds or “junk bonds”).
Principal Investment Risks
The Fund’s principal investment risks are presented below in alphabetical order, and not in the order of importance or potential exposure, so as to facilitate the reader’s ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
As with all investments, there are certain risks associated with investing in the Fund, and you could lose money on an investment in the Fund. Fluctuations in the market value of the investments held in the Fund’s portfolio could cause shareholders’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the Fund’s primary investment policies and strategies are summarized below.
Acquired Funds Risk.   As an investor in an acquired fund, the Fund will bear its ratable share of expenses, including advisory and administration fees, of the acquired fund. Acquired funds that are private investment funds are generally exempt from registration under the federal and state securities laws and, therefore, shareholders in such private funds, including the Fund, may not benefit from the protections afforded by those laws. Investments by the Fund in a private investment fund are generally not subject to the limitations imposed under the Investment Company Act of 1940 on shares held by a mutual fund in other registered investment companies. Interests in private investment funds generally can only be redeemed, in whole or in part, at the end of a given month or quarter. Any such interests that have restrictions on redemptions will be subject to the Fund’s 15% limitation on illiquid investments.
Credit Risk.   An issuer or guarantor of a debt obligation or the counterparty to a derivatives contract or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

TIFF Multi-Asset Fund Summary
Currency Risk.   A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities on other investments denominated in that currency.
Derivatives Risk.   Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivative instruments. The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, index or commodity, and such derivatives often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment in such derivative instrument. When a derivative is used for hedging, the change in value of the derivative may not correlate specifically with the investment or other risk being hedged. There is also the risk that the other party to the transaction will fail to perform. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS or the money manager’s ability to predict the general direction of market movements, foreign exchange rates, interest rates, or individual securities, as applicable. Predicting such fluctuations is extremely difficult, and thus the successful execution of certain derivative strategies can be highly uncertain. An incorrect prediction may hurt fund performance. If, however, the derivative instrument is being used solely to gain exposure, such as to a market segment, the ability to predict such fluctuations will be less important.
Direct Trading Strategy Risks.   TAS generally will not buy or sell securities within its direct trading strategy directly in response to changing market conditions in general or with respect to specific issuers. This portion of the Fund’s portfolio also likely will be concentrated to a significant extent in a small number of issuers or particular industries (see Focus Risk below). As a result, such portion of the Fund’s portfolio may face greater risks than if it were managed directly in response to market conditions or more broadly diversified over a greater number of issuers or industries.
Focus Risk.   The greater the Fund’s exposure to any single type of investment — including investment in a given industry, sector, region, country, issuer, or type of investment — the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
Foreign and Emerging Markets Risk.   Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. These risks are intensified in the case of investments in emerging market countries, whose political, legal, economic and social systems supporting their securities markets tend to be less developed and less stable than those of more developed nations.
Interest Rate Risk.   Interest rate changes can be sudden and unpredictable and are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Bond prices typically fluctuate due to changing interest rates and generally vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the Fund’s interest income to decline, and rising interest rates may cause the value of the Fund’s bond investments to fall. Changes in interest rates can also influence equity prices.
Leveraging Risk.   Certain transactions may give rise to a form of leverage and many of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause the Fund’s performance to be more volatile than if the Fund had not engaged in leverage. The use of derivatives may also create leveraging risk.
Liquidity Risk.   From time to time, certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. Interests in many of the acquired funds and certain other instruments in which the Fund invests are illiquid due to restrictions on transfer, the lack of a trading market, or for other reasons.

TIFF Multi-Asset Fund Summary
Reduced liquidity is likely to have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. Restrictions or limitations on transfer may also result in a lower value for the security.
Market Disruption Risks Related to Armed Conflict.   As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact the Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.
Market Risk.   The market value of a security may increase or decrease over time. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may from time to time experience short term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the prices of securities held by the Fund.
U.S. trade disputes or other disputes with specific countries (that could result and have resulted in tariffs, trade barriers and investment restrictions); pandemics or epidemics; and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant impact on the Fund and its investments and could result in increased volatility of the Fund’s net asset value and could adversely affect the economies of many countries, including the U.S., and could lead to a decline in the value of the Fund’s investments.
Multi-Manager Risk.   Multi-manager risk is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the Fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager. In addition, because each money manager directs the trading for its own portion of the Fund and does not aggregate its transactions with those of the other money managers, the Fund may incur higher brokerage and trading-related costs than would be the case if a single money manager were managing the Fund. Money managers selected by TAS may have a limited operating history, fewer resources, and a limited performance track record, and therefore involve greater risk and uncertainty. Certain money managers may invest in securities or other investments using quantitative strategies or methodologies. These methodologies may perform differently from the market as a whole and there can be no assurance that they will perform as intended or enable the Fund to achieve its investment or performance objectives.
Portfolio Turnover Risk.   The Fund may experience high portfolio turnover at times because the Fund uses multiple money managers who decide to purchase or sell securities independently of each other or who may use frequent trading strategies. In addition, the Fund may experience high portfolio turnover when a money manager’s services are terminated or those of a new money manager are retained. High portfolio turnover may result in the realization of gains or losses as well as greater brokerage commissions and other transaction costs, which are borne by the Fund.
Short Sale Risk.   The Fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund’s investment performance will suffer if a security that it has sold short appreciates in value.
Smaller Company Risk.   The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell than larger company stocks (see Liquidity Risk above).

TIFF Multi-Asset Fund Summary
Fund Performance
The chart below is intended to show the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Prior to December 1, 2022, the Fund received entry fees on purchases and exit fees on redemptions; thus, Fund performance for periods prior to December 1, 2022, reflects those fees’ impact. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.tipfunds.org.
Calendar Year Total Returns (%)
Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)
Highest (2Q 2020)	14.29%
Lowest (1Q 2020)	-12.44%
Average Annual Total Returns (for periods ended 12/31/2024)
The table below illustrates the changes in the Fund’s yearly performance and shows how the Fund’s average returns for one year, five years, ten years, and since Fund inception, compare with a broad based measure of market performance, the MSCI All Country World Index, as well as additional indices or other benchmarks. Prior to December 1, 2022, the Fund received entry fees on purchases and exit fees on redemptions; thus, Fund performance for periods prior to December 1, 2022 reflect those fees’ impact. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.tipfunds.org.
	One Year	Five Years	Ten Years	Since Inception (3/31/95)
TIFF Multi-Asset Fund
Return Before Taxes	14.84%	8.63%	6.91%	7.72%
Benchmark Returns
65/35 Mix (65% MSCI All Country World Index, 35% Bloomberg US Aggregate Bond Index) (does not reflect fees, expenses, or taxes)	11.60%	6.57%	6.62%	6.85%
Consumer Price Index (“CPI”) + 5% per annum (does not reflect fees, expenses, or taxes)	8.02%	9.38%	8.13%	7.61%
MSCI All Country World Index (does not reflect fees, expenses, or taxes)	17.49%	10.05%	9.22%	7.68%
Bloomberg US Aggregate Bond Index (does not reflect fees, expenses or taxes)	1.25%	(0.33)%	1.35%	4.42%

TIFF Multi-Asset Fund Summary
Portfolio Management
Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, LLC	Jay Willoughby Trevor Graham Zhe Shen	Chief Investment Officer Deputy CIO Managing Director	2015 2013 2022
Purchase and Sale Information
Purchases may be made on any business day. The minimum initial investment is $2,500,000. The minimum for subsequent purchases is $10,000.
Full and fractional shares may be redeemed on any business day upon a shareholder’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the Fund name, the dollar or share amount to be redeemed, the account to which the proceeds should be wired (as designated on the account application), the shareholder’s name, and the shareholder’s account number. Redemption notification provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.
Tax Information
Because shareholders in the Fund are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the Fund or on sales of shares of the Fund. Such shareholders may be subject to excise taxes and should consult their own tax advisors.

TIFF Investment Program Prospectus
Overview of TIP
TAS is the investment advisor to the Fund. The Fund operates primarily on a “multi-manager” basis. TAS seeks to achieve the Fund’s investment and performance objectives primarily by selecting external money managers for the Fund, allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, managing directly a portion of the Fund’s portfolio, and employing certain risk management or other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of the Fund’s assets allocated to such money manager. Each money manager specializes in a particular market or utilizes a particular investment style. A portion of the Fund’s assets may be invested in futures contracts and other derivative instruments, duration investments, and other securities and financial instruments, in accordance with the Fund’s investment objective, policies, and restrictions.
Please see the statement of additional information (“SAI”) for a description of TIP’s policies and procedures with respect to the disclosure of information about the Fund’s portfolio securities. You can obtain the SAI by calling TIP at 1-800-984-0084 to request a copy. The SAI can also be found on TIP’s website at www.tipfunds.org.
Additional Investment Strategies and Risks
The Fund’s principal investment strategies and risks are summarized earlier in this prospectus. The Fund may use other strategies and invest in other securities or instruments and is subject to additional risks and restrictions that are further described below and in the SAI.
Fundamental Policies.   The investment objective of the Fund and certain investment policies and restrictions designated in this prospectus or in the SAI as “fundamental” may be changed only by a vote of a majority of the outstanding votes (as provided by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s shareholders. Other investment policies and restrictions may be changed by the TIP Board without shareholder approval. There can be no assurance that the Fund will attain its investment or performance objective.
Performance Goals.   Performance objectives or benchmarks are not fundamental and may be changed without shareholder approval upon notice to shareholders. The Fund’s performance benchmark serves to monitor its success over a full market cycle. The performance of the Fund, both on an absolute basis and when compared to its specified benchmark(s), can be expected to vary from year to year. The Fund attempts to attain its performance objectives over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).
There is no guarantee that the Fund will achieve its investment or performance objective or that the Fund’s assets will not decline in value. Like all mutual funds, the Fund is subject to two basic risks: market risk, which is the risk that the value of investments held by the Fund may decline due to general market and economic conditions, as well as specific issuer developments; and management risk, which is the risk that investment strategies used by the Fund and specific investments held by the Fund may not perform as well as the relevant market.
Money Managers and Their Strategies
AQR Capital Management, LLC manages a US relaxed constraint mandate for the Fund in which the manager’s investment approach will be to target on average a long exposure of 130% of net assets with a short exposure of 30% of net assets, in US equities, benchmarked to the Russell 1000 Index. Actual long and short exposures for the mandate will vary according to market conditions. The manager utilizes a quantitative investment process that systematically evaluates securities by analyzing a variety of data through the use of models to generate an investment opinion. The models consider a wide range of factors, including, but not limited to, mispricing and price and fundamental trends strategies.
CenterBook Partners LP manages a diversified portfolio of both long and short positions in a global universe of publicly traded equities traded in the US and internationally. CenterBook uses alpha signals extracted from the research and position data of a diversified group of independent, process-oriented fundamental equity managers

TIFF Investment Program Prospectus
and combines them with quantitative position sizing and risk management to achieve a diversified portfolio. CenterBook may have long exposure of up to 150% of net assets and short exposure of up to 85% of net assets, with an aggregate gross exposure limit of 220% of net assets. Actual long and short exposures will vary according to market conditions.
Fundsmith Investment Services Ltd. invests in a concentrated portfolio of global equities, allocating capital to high-quality, cash flow generating businesses in stable, non-cyclical sectors. The manager’s approach is to be a long-term investor in its chosen stocks.
Greenhouse Funds LLLP invests primarily in a select portfolio of equity securities of companies with small- to medium-market capitalizations (those with market capitalizations, at the time of purchase, of less than $20 billion). The manager will normally hold a limited number (typically 25 to 50) of companies. However, from time to time the manager may hold fewer or more companies and invest in companies with larger market capitalizations. The manager will hold a mix of both value and growth stocks as part of the manager’s opportunistic approach to investing.
Kopernik Global Investors, LLC has a value approach to investing and through bottom-up fundamental research seeks to identify potential investments that trade at significant discounts to their risk-adjusted intrinsic values and are undervalued by the market. The manager implements its long-only strategy primarily via equity securities of US and non-US companies of any size, with a bias toward small and mid-capitalization companies.
Lynwood Price Capital Management LP invests primarily in US equity securities, managing a concentrated portfolio of investments in industries where the manager believes high and recurring profits are likely. The manager will normally hold a limited number (typically 10-30) of companies, but from time to time may hold fewer or more companies.
NewGen Asset Management Limited invests primarily in equity securities in Canada. NewGen utilizes a deep fundamental research approach and risk management processes designed to capitalize on market inefficiencies. NewGen’s investment strategy utilizes short selling, and NewGen may have gross exposure of up to 180% of net assets (long exposure of up to 100% of net assets and short exposure of up to 80% of net assets). Actual long and short exposures will vary according to market conditions.
Strategy Capital LLC invests primarily in US equity securities, managing a concentrated portfolio of investments in companies believed to have sustainable, long-term competitive advantages. Strategy Capital’s research process is focused on competitive dynamics, industry structure and long-term business strategy. The portfolio tends to have exposure to growth sectors of the US economy.
TIFF Advisory Services, LLC primarily invests in futures contracts and other derivative instruments, duration investments, acquired funds, and other securities and financial instruments, including US Treasury obligations, in accordance with the Fund’s investment objective, policies, and restrictions. As the Fund’s primary adviser, TAS may seek to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the Fund’s performance objective. TAS also selects acquired fund investments for the Fund.
TAS also pursues a direct trading strategy whereby it invests a portion of the Fund’s assets directly in a limited number of publicly traded equity securities (typically, not more than 20). The issuers of such securities may be of any size, operate in any industry, and have domestic as well as international operations. TAS chooses these direct equity holdings from the listed equity positions reported on Form 13F by a small group of long-oriented, active investment managers based upon TAS’s belief that such managers have demonstrated an ongoing ability to add value through security selection and tend not to trade holdings frequently. Form 13F is a quarterly report filed with the SEC by institutional investment managers to publicly disclose their US equity holdings. The investment managers tracked by TAS for purposes of its direct trading strategy typically manage accounts for the Fund or other TAS-advised investment funds or manage private investment funds in which the Fund or other TAS-advised investment funds invest. TAS intends to rebalance its direct equity holdings for the Fund on a quarterly basis and to conduct an annual rebalancing of the allocations across the applicable investment managers. TAS’s direct trading strategy is not designed to approximate the performance of any particular investment manager, investment fund or group of investment managers or funds, and should not be considered a hedge fund or other replication strategy.

TIFF Investment Program Prospectus
Westbeck Capital Management LLP manages a concentrated global equity portfolio across all sectors related to energy transition. The manager will normally hold a limited number (typically 30-45) of companies on the long side, which represents a combination of long-term, core investments as well as opportunistic trading positions. However, from time to time the manager may hold fewer or more companies. Westbeck uses a long/short strategy (typically using swaps to obtain short exposures) to take advantage of cyclicality in each market segment and may have gross exposure of up to 200% of net assets. Actual long and short exposures will vary according to market conditions.
Other Fund Strategies
Temporary Strategies.   The Fund may temporarily depart from its normal investment policies — for example, by investing substantially in cash reserves — in response to adverse market, economic, political, or other conditions as well as pending allocation to a manager or another investment opportunity, and to manage cash flows. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective. In addition, the Fund may hold cash equivalents or other short-term securities as collateral or margin for other investments held by the Fund.
Short-Term Trading.   TAS and the money managers may sell a security when they believe it is appropriate to do so and may engage in active and frequent trading. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the Fund’s performance.
Acquired Funds and Synthetic Exposures.   In addition to investing directly in individual securities selected by the money managers or TAS, the Fund invests a portion of its assets in other investment funds (referred to in this prospectus as “acquired funds”) selected by TAS. An acquired fund is a fund of collectively managed assets in which there are other investors in addition to the Fund. Typically, the acquired funds provide the Fund with access to money managers from which separate account management is not available to, or may be undesirable for, the Fund. The acquired funds have obligations to the Fund as an interest holder in the acquired funds rather than as a separate account client. Acquired funds may include exchange-traded funds or open-end mutual funds, but a substantial portion of the acquired funds are private investment vehicles or hedge funds that are not registered under any federal or state securities laws, including the 1940 Act.
The acquired funds pay management fees to the acquired fund managers, typically a base fee and a performance-based incentive fee. As an investor in an acquired fund, the Fund will bear its ratable share of expenses and will be subject to its share of the management and performance fees charged by the acquired fund manager. The incentive fees charged by the managers of certain acquired funds may create an incentive for such managers to make investments that are riskier or more speculative than those they might have made in the absence of an incentive fee. Because these fees are charged by the individual acquired fund managers, a particular acquired fund may pay performance fees to its manager even if the overall return of the Fund, which invested in the acquired fund, is negative. In addition, the manager of the acquired fund may face a conflict of interest in valuing the acquired fund’s portfolio securities because such valuations could affect the manager’s compensation. Acquired fund fees and expenses are reflected as a reduction in an acquired fund’s gross return. The approximate fees and expenses indirectly incurred by the Fund as a result of its investments in acquired funds appear as Acquired Fund Fees and Expenses under the heading Fees and Expenses of the Fund appearing in the TIFF Multi-Asset Fund Summary section of this prospectus. The total expenses attributable to the acquired funds may differ significantly from period to period due to the variability of incentive fees.
The Fund may also enter into derivative transactions, such as total return swaps. Similar to an investment in an acquired fund, the Fund will bear the costs of such derivative transactions, including any fees paid to the counterparty. Such costs will reduce the total return of the derivative.
Convertible Securities.   The Fund may invest in convertible securities. Convertible securities are fixed income securities or preferred stock that may be converted at a stated price into a specified quantity of common stock of the same or a different issuer.
Mortgage-Backed and Asset-Backed Securities and CRT Securities.   The Fund may invest in mortgage-backed and asset-backed securities and mortgage credit risk-transfer (CRT) securities. Mortgage-backed securities

TIFF Investment Program Prospectus
(MBS) are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial mortgage loans. Asset-backed securities (ABS) are generally debt securities which represent ownership in various forms of consumer credit receivables, such as credit card receivables or automobile loan receivables. Mortgage CRT securities are fixed income securities (notes) whose timing and amount of principal and interest payments are determined by the performance of specific Fannie Mae and Freddie Mac mortgages.
Preferred Stocks.   The Fund may invest in preferred stocks. Preferred stocks are generally senior to common stocks but subordinate to an issuer’s debt obligations. Preferred stocks generally carry no voting rights but have priority over common stocks in the payment of dividends and upon liquidation. Preferred stocks may be convertible into common stocks.
Real Estate Investment Trusts (“REITs”).   The Fund may invest in REITs. REITs pool money to invest in real estate through properties or mortgages. REITs often trade on major exchanges, similar to stocks.
Short Sales.   The Fund may engage in short sales in which it sells a security it does not own. The Fund must then borrow the security to deliver to the buyer. Until the security is replaced, the Fund is generally required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. These payments, if any, are an expense to the Fund and increase the Fund’s expense ratio. The proceeds of the short sale will typically be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until the Fund closes the short position or replaces the borrowed security, the Fund will (1) segregate on its or its custodian’s books cash or liquid assets at such a level that the amount so segregated plus that amount deposited with the broker as collateral (but not including the short sale proceeds) will equal the current value of the security sold short; or (2) otherwise cover the Fund’s short position. The Fund may not acquire short positions in the securities of a single issuer (other than the US Government, its agencies, and its instrumentalities) whose current value exceeds 2% of the Fund’s total assets. There are no limitations on the amount of the Fund’s total assets engaged in short sale transactions. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Warrants.   The Fund may invest in warrants. Warrants are a type of equity security that give the holder the right to purchase the issuer’s securities at a stated price during a stated term.
Additional Information about Risks
Additional risks for the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure, so as to facilitate the reader’s ability to find particular risks and compare them with the risks of other funds.
Below Investment Grade Risk.   Credit risk is particularly significant for debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality (“junk bonds”). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. Issuers of below investment grade debt securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume and the Fund could lose its investment. The prices of below investment grade debt securities fluctuate more than those of higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). In addition, the entire below investment grade debt securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major shareholders, a high-profile default, or other factors.
Credit Risk.   An issuer or guarantor of a debt obligation, or the counterparty to a derivatives contract or a repurchase or reverse repurchase agreement, may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Debt securities and other investments are subject to varying degrees of credit risk, which are often reflected in credit ratings. In the event of

TIFF Investment Program Prospectus
failure of asset-backed securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities, such as automobiles or credit card receivables, may be insufficient to support the payments on the securities.
Currency Risk.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in US dollars may be affected by changes in exchange rates between such foreign currencies and the US dollar, as well as between currencies of countries other than the US. For example, if the value of the US dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the US dollar) and the security must be considered.
Derivatives Risks.   Futures, options, swaps, and forward currency exchange contracts are types of derivatives. A primary risk with these investments is that their use may create economic leverage and, as a result, amplify a gain or loss, potentially earning or losing substantially more money than the actual initial cost of the derivative instrument. Derivatives involve other special risks, including: (1) the risk that interest rates, securities prices, or currency or other markets or indices will not move in the direction that a money manager or TAS, as applicable anticipates; (2) the potential to misprice or improperly value a position and the imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities, interest rates, currencies or other reference instruments; (3) the fact that skills needed to use these strategies may be different than those needed to select portfolio instruments; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in substantial losses to the Fund (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations (including because of bankruptcy), which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain positions when desired.
The Fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (1) affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, (2) accelerate the recognition of income or gains to the Fund, (3) defer losses to the Fund, and (4) cause adjustments in the holding periods of the Fund’s securities.
With respect to the Fund, TAS has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, TAS is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require that the Fund, among other things, adhere to certain limits on its investments in commodity futures, commodity options, and swaps, which, in turn, include non-deliverable foreign currency forwards, as further described in the SAI. Because TAS and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved TAS’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
Direct Trading Strategy Risks.   The Fund may be exposed to additional market risk as to the portion of its portfolio that represents TAS’s direct trading strategy. Because TAS’s direct trading strategy is intended to track the top equity holdings of certain investment managers chosen by TAS, TAS will not buy or sell securities within its direct trading strategy directly in response to changing market conditions in general or with respect to specific issuers. Therefore, within its direct trading program, TAS may choose not to sell a holding or reduce its position size in an issuer if such issuer is in financial trouble or its value has declined, unless and until the applicable investment manager that TAS is tracking has reported in their Form 13F filings that such security has been sold or its position size reduced. Similarly, within its direct trading program, TAS may not take defensive positions in declining markets. TAS intends to hold only a limited number of securities pursuant to its direct trading program

TIFF Investment Program Prospectus
and therefore this portion of the Fund’s portfolio likely will be concentrated to a significant extent in a small number of issuers or particular industries. The Fund may face greater risks with respect to this portion of its portfolio than if this portion of its portfolio were managed directly in response to market conditions or more broadly diversified over a greater number of issuers or industries.
Emerging Markets Risk.   Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems tend to be less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations.
Foreign Risk.   Securities issued by foreign entities may involve risks not associated with US investments. Certain of these risks also may apply to securities of US companies with significant foreign operations. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. The Fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce the Fund’s income. Some foreign governments may be subject to sanctions that limit or restrict foreign investment, the movement of assets or other economic activity in that country. An imposition of sanctions upon, or other government action impacting, certain issuers in a country could result in (i) an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities or (ii) other limitations on the Fund’s ability to invest or hold such securities. An acquired fund will be considered to be foreign and subject to the Fund’s 50% limitation on investments in foreign securities if it is domiciled outside of the US and irrespective of the types of portfolio investments held by the acquired fund; swaps and other derivatives are not subject to the 50% limitation on investments in foreign securities.
Form 13F Data Risks.   The public Form 13F filings that TAS uses to implement its direct trading strategy for the Fund are filed up to 45 days after the end of each calendar quarter. Because the information contained in Form 13F filings is a “snapshot” of investment positions at quarter’s end on up to a 45-day delay, the actual investment portfolios of investment managers who file Forms 13F could diverge significantly from the publicly reported positions during the course of the year. Form 13F filings do not include all the information regarding an investment manager’s portfolio, such as purchases or sales that occur during the quarter, or the prices at which shares are bought or sold. Additionally, the Form 13F may only disclose a subset of a particular investment manager’s holdings, as not all securities are required to be reported on Form 13F. Therefore, the Form 13F may not provide a complete picture of all the holdings of a particular investment manager or the full investment strategy or exposures of such investment manager. The information on Form 13F also does not predict future trading activity of an investment manager. Finally, because Form 13F filings are publicly available, it is possible that other investors are also monitoring these filings and investing accordingly, which could result in inflation of the share price of securities in which TAS seeks to invest on the Fund’s behalf.
Government-Sponsored Enterprises Risk.   US Government agency debt securities include instruments issued by certain instrumentalities established or sponsored by the US Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). Although these securities are issued, in general, under the authority of an Act of Congress, the US Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the US Government. The US Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the US Government has provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the US Government will do so in the future. Any downgrade of the credit rating of the securities issued by the US Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

TIFF Investment Program Prospectus
Industry and Sector Risk.   Although the Fund does not concentrate its investments in specific industries or industry sectors, from time to time, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic, market, business, or political events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly.
Interest Rate Risk.   Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the Fund’s interest income to decline and rising interest rates may cause the value of the Fund’s bond investments to fall. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates and, like other fixed income investments, the ability of the Fund to successfully use these instruments may depend in part upon the ability of TAS or a money manager to forecast interest rates and other economic factors correctly.
Leveraging Risk.   Certain transactions may give rise to a form of leverage and many of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause the Fund’s net asset value to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. Therefore, a relatively small investment can have a disproportionately large impact on the Fund. The use of derivatives may also create leveraging risk.
Liquidity Risk.   Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include certain acquired funds, repurchase agreements and time deposits with notice or termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options or securities, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended, or for other reasons. In addition, certain mortgage-backed and asset-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. For additional information regarding risks relating to mortgage-backed and asset-backed securities, see the sections entitled Interest Rate Risk and Prepayment/Extension Risk. Illiquidity for a particular security or class of securities may result from political, economic, or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.
Management Risk.   The Fund is actively managed and could experience losses if TAS’ or a manager’s judgment about markets, interest rates, or the attractiveness, relative values, liquidity, or potential appreciation or depreciation of particular investments made for the Fund’s portfolio prove to be incorrect. There can be no guarantee that these techniques or the manager’s investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to TAS and/or the money manager(s) in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Disruption Risks Related to Armed Conflict.   As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact the Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other impacts

TIFF Investment Program Prospectus
cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.
Market Risk.   The market value of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular issuers, industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse shareholder sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value. The COVID-19 outbreak, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant impact on the Fund and its investments and could result in increased volatility of the Fund’s net asset value. When markets perform well, there can be no assurance that the Fund’s securities will participate in or otherwise benefit from the advance.
Operational Risk.   Any imperfections, errors, or limitations in quantitative analyses and models used by TAS or external money managers as a part of their investment process could affect the Fund’s performance. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information available, including about a company or a security or market conditions. In addition, the Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund and its service providers also may be susceptible to operational and information security risks resulting from cyber incidents, which may result from deliberate attacks or unintentional events. While the Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
Prepayment/Extension Risk.   Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) earlier than expected. Prepayments often happen during periods of falling interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension risk is the risk that during periods of rising interest rates, prepayments on such securities will drop. Under these circumstances, the value of the obligation may decrease and become more volatile and the Fund will suffer from an inability to invest in higher yielding securities.
Real Estate Investment Trust Risk.   Investing in real estate investment trusts (“REITs”) may subject the Fund to risks associated with the ownership of real estate, such as decreases in real estate values, overbuilding, increases in operating costs and property taxes, changes in zoning laws, fluctuations in rental income, and changes in interest rates.
Short Sale Risk.   In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the security sold short does not decrease in value as anticipated or increases in value, the Fund will lose money. It is also possible that securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. It may not always be possible to close out a short position at a particular time or at an acceptable price. In addition, a lender may request the securities borrowed by the Fund in connection with a short sale be returned to it on short notice, at a time when, in order to return them, the Fund must buy the borrowed security at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which can further increase the risk of loss to the Fund.
Smaller Company Risk.   The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (see Liquidity Risk above).

TIFF Investment Program Prospectus
Trade Policy and Disputes Risk:   The United States and various countries are currently involved in disputes over trade and other matters, which may result in disruptions, tariffs, investment restrictions and other adverse impacts on affected companies and securities. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally.This may cause increased volatility in global and domestic markets and could impact the Fund’s performance. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These and possible future trade policies and disputes related to China or to other countries, including Mexico and Canada, could negatively impact the value of the Fund’s investments or their marketability or limit the Fund’s opportunities for investment.
The Advisor
TIFF Advisory Services, LLC (“TAS”), with principal offices at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087, serves as the advisor to the Fund. TAS was formed to facilitate investment by non-profit organizations in stocks, securities, and other assets. A discussion regarding the basis for the TIP Board’s approving the Fund’s advisory agreement with TAS is available in the Fund’s Form N-CSR for the period ended June 30, 2024 as filed with the SEC.
Advisory Agreement.   Pursuant to the investment advisory agreement with TIP on behalf of the Fund, TAS manages the investment program of the Fund. TAS is responsible for money manager selection and supervision. TAS’s duties include identifying and, subject to review and approval of the TIP Board, selecting money managers to invest the Fund’s assets; negotiating money manager agreements; periodically reviewing each money manager’s performance and making recommendations to the TIP Board with respect to the continuation, modification, or termination of the agreement with each money manager; and allocating and reallocating assets among money managers and asset classes, as applicable. TAS also selects acquired funds for the Fund, which may include private investment or hedge funds, exchange-traded funds, and other types of investment funds. TAS manages the Fund’s cash and certain investments in US Treasury obligations, and makes investments in securities and in futures contracts and other derivative instruments to enhance returns, mitigate risks, adjust asset allocations, gain or reduce exposure to a particular market or money manager, manage cash, or otherwise pursue the Fund’s investment objective. TAS’s investments in futures and other derivative instruments are intended to facilitate the Fund’s benchmark risk and return objectives in a cost-efficient manner. In addition, TAS is responsible for setting the asset allocation parameters for the Fund.
Conflicts of Interest.   Please see the Fund’s SAI for a discussion about certain conflicts of interest that arise as a result of the fact that TAS and its affiliates manage a number of privately offered investment funds in addition to the Fund. As discussed in more detail in the SAI, regulatory requirements applicable to TIP as a registered investment company may require the Fund or the privately offered investment funds to limit or to delay their participation in certain transactions. Other legal and regulatory limitations may be triggered by the participation in the same investment opportunity by the Fund and one or more of the privately offered investment funds at or about the same time. The TIP Board has adopted procedures to govern investments made under these circumstances. Please see additional information about these procedures in the Fund’s SAI.
Money Managers
Allocation of Assets among Money Managers.   Because the Fund is managed by more than one money manager, TAS is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation among money managers. TAS may allocate or reallocate assets among managers or may allocate assets away from a manager as it deems appropriate in pursuit of the overall objectives of the Fund. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on whether TAS is able to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, and effectively allocate fund assets among money managers and asset classes. As part of this process, TAS monitors the money managers’ performance and adherence to their stated investment styles and the Fund’s investment guidelines.

TIFF Investment Program Prospectus
Discretion Afforded Money Managers.   Each money manager has discretion to purchase and sell securities and other investments for its allocated portion of the Fund’s assets, subject to written investment objectives, policies, and restrictions developed by TAS in consultation with a money manager. Although the money managers’ activities are subject to general oversight by the TIP Board and officers of TIP and TAS, neither the trustees nor the officers evaluate the investment merits of the money managers’ individual security selections.
Manager Selection Process.   TAS is responsible for identifying qualified money managers and negotiating the agreement terms under which each money manager will provide services to the Fund. Money manager agreements are submitted for approval to TIP’s Board. TIP’s Board retains the right to disapprove the hiring of money managers and to terminate agreements between TIP and the money managers. TIP and TAS have received an order from the SEC, which permits TAS to hire and terminate unaffiliated money managers or change the terms of their advisory agreements, subject to specified terms and conditions, with the approval of TIP’s Board without obtaining shareholder approval. In selecting money managers, TAS weighs a number of relevant factors and makes its selection based on a comparison of such factors. TAS generally reviews factors such as the historical investment results of comparable money managers, evaluates written information supplied by the money managers and others, and conducts in-person and virtual interviews with individuals who would actually manage money for TIP should their firms be selected by TAS on behalf of TIP.
Money Manager Agreements.   In order to preserve the flexibility needed to respond to changes in TIP’s operating environment, the agreements between TIP and each money manager do not specify the percentage of the Fund’s assets to be allocated to the money manager. Shareholders and prospective shareholders seeking to know the actual allocation of the Fund’s assets across money managers at a given time can obtain this information by contacting TAS at the telephone number shown on the back cover of this prospectus.
Performance-Based Fees.   Most of the money managers are compensated for their services on the basis of a performance-based fee arrangement and in part on an asset based fee. For these managers, the performance-based fee is generally a specified percentage of net appreciation in excess of a preselected portfolio benchmark, and in certain cases is also subject to a cap. For certain managers, underperformance may impact the payment of any prior year’s performance-based fee or prior year’s losses must be recovered or asset value must rise above a “high water mark” before additional performance fees will be paid. Total returns are generally computed either over rolling time periods of varying lengths or over a calendar year period, or at redemption from the account. In most cases these total returns are determined gross of Fund expenses and fees, except custodian transaction charges, expenses for securities sold short, and, in certain cases, the management fee and/or performance-based fee applicable to the money manager’s account. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent. Because performance-based fees are based on a manager’s performance versus a specified benchmark, the Fund may pay performance-based fees to one or more managers whose performance exceeds their specified benchmark(s), even during periods when the Fund overall has a negative return.
Money Manager Fee Arrangements and Portfolio Managers
The Fund’s SAI provides additional information about the compensation, other accounts managed, and ownership of securities of the Fund managed by the individual portfolio managers identified earlier in this prospectus. Information about each money manager’s fee schedule and total management fees paid by the Fund is set forth below.
Total Management Fees Paid to
TAS and Money Managers for
Fiscal Year Ended 12/31/2024
Multi-Asset Fund	0.64%
Note: Reflects aggregate fees paid to TAS and the money managers as a percentage of average net assets. The Fund’s fees do not include management and incentive fees paid to acquired fund managers or the acquired funds’ operating expenses, which are reflected as a reduction in the acquired funds’ gross returns. See Fees and Expenses of the Fund in the Summary section of this prospectus for additional information regarding acquired fund fees and expenses.

TIFF Investment Program Prospectus
Certain information about the money managers to the Fund, including those individuals primarily responsible for day-to-day management of the Fund’s portfolio that they manage, is included below. A discussion regarding the basis for the TIP Board’s approval of the advisory agreements with money managers is available in the Fund’s Form N-CSR for the period ended June 30, 2024 as filed with the SEC.
AQR Capital Management, LLC (One Greenwich Plaza, Suite 130, Greenwich, CT 06830) is compensated in part based on assets and in part based on performance. The manager receives an asset-based fee of 0.20% per year on all assets comprising the account and a performance-based fee of 14% of the amount by which the value of the account exceeds the value of a hurdle account, determined by reference to the Russell 1000 Index, calculated over 12-month periods ending December 31. Michele L. Aghassi, Ph.D., is a Principal and has been with AQR since 2005. Andrea Frazzini, Ph.D., M.S., is a Principal and has been with AQR since 2008. John Huss is a Principal and has been with AQR since 2013. Laura Serban, Ph.D., is a Principal and has been with AQR since 2011.
CenterBook Partners LP (55 Railroad Avenue, Greenwich, CT 06830) is compensated in part based on assets and in part based on performance. Both the asset-based fee and the performance-based fee decrease as CenterBook’s total assets under management increase. The manager receives an asset-based fee ranging from 0.40% to 1.15% per year for the first three years, and ranging from 0.25% to 1% per year after the first three years, on all assets comprising the portfolio and a performance-based fee ranging from 10% to 20% of the amount by which the value of the portfolio exceeds the value of a hurdle account, determined by reference to the MSCI ACWI 100% Hedged to USD Index and less the asset-based fee incurred during the calculation period, calculated over 12-month periods ending December 31. David Stemerman (Co-Founder, Chief Executive Officer and Chief Investment Officer) co-founded CenterBook in 2020 and has been with the firm since that time. Prior to that, he founded and was Portfolio Manager/Managing Member of Conatus Capital, a multi-billion-dollar global long/short equity fund manager, from 2008-2017. Before founding Conatus, David was a Partner and Portfolio Manager at Lone Pine Capital. Chris White (Head of Portfolio Implementation and Risk) joined CenterBook in 2020. Prior to that, he was Head of Alpha Strategies and co-head of Quant for Graticule Asset Management Asia from 2019 through April 2020. From 2013 through 2018, he was a Partner of Nezu Asia Capital Management, where, as Head of Portfolio Construction and Risk, he was responsible for systematic implementation of fundamental alpha sources.
Fundsmith Investment Services Ltd. (Black River Business Park, Black River, Mauritius 90911) is compensated based on assets. The manager receives 0.90% per year on all assets comprising the portfolio. Terry Smith (Chief Executive Officer and Chief Investment Officer) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Smith founded Fundsmith LLP in 2010 and Fundsmith Investment Services Limited in 2014. Prior to founding Fundsmith, he was CEO of Collins Stewart/Tullet Prebon, a firm he joined in 1996.
Greenhouse Funds LLLP (605 S. Eden Street, Suite 250, Baltimore, MD 21231) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.50% per year on portfolio assets. The performance-based fee the manager receives is 20% of the amount by which the value of its portfolio exceeds the value of a hurdle account, determined by reference to the Russell 2000 Total Return Index, generally calculated over 12-month periods each ending June 30. Joseph Milano, CFA (Founder and Chief Investment Officer) founded Greenhouse in June 2013. Prior to founding the firm, he served as portfolio manager of the T. Rowe Price New America Growth Fund from July 2002 until May 2013. Mr. Milano previously served as a vice president of T. Rowe Price, which he joined in 1996. Greenhouse began managing assets for the Fund in April 2023.
Kopernik Global Investors, LLC (Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, FL 33602) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.10% per year on all assets comprising the portfolio. Effective July 1, 2022, the performance-based fee Kopernik receives is 20% of the amount by which the value of its Fund portfolio exceeds the value of a hurdle account, determined by reference to the MSCI All Country World Index, calculated over 12-month periods ending each December 31 and payable over two calculation periods, subject to restrictions. Prior to July 1, 2022, the performance-based fee was payable at the end of each annual calculation period. David Iben, CFA (Lead Portfolio Manager, Managing Member and Chief Investment Officer) founded Kopernik in 2013. As Lead Portfolio Manager, Mr. Iben is solely responsible for security selection, including decisions regarding the securities to buy,

TIFF Investment Program Prospectus
sell and position sizes. Prior to founding Kopernik, he was a director and head of the Global Value team for Vinik Asset Management from 2012 to 2013. Previous to that, Mr. Iben was executive managing director, chief investment officer, co-president and portfolio manager of Tradewinds Global Investors, LLC, an investment firm, from 2006 through 2012. Alissa Corcoran (Deputy Chief Investment Officer and Director of Research) serves as Co-Portfolio Manager. Ms. Corcoran joined Kopernik at its inception in 2013 and has been working in the investment industry for over a decade, including in an analyst position at Vinik Asset Management.
Lynwood Price Capital Management LP (500 W. 2nd Street, Suite 1900-28, Austin TX 78701) is compensated in part based on assets and in part based on performance and receives both an asset-based fee and a performance-based fee. The asset-based fee, payable monthly, is calculated on all assets comprising the portfolio and decreases as Lynwood Price’s assets under management, excluding assets of Lynwood Price and its affiliates (“Total Manager Assets”), increase. The asset-based fee rate is (i) 0.75% if Total Manager Assets are less than $250 million; (ii) 0.50% if Total Manager Assets are between $250 million and $500 million; and (iii) 0.25% if Total Manager Assets are above $500 million. The performance-based fee the manager receives is 20% of the amount by which the value of its portfolio exceeds the value of a hurdle account, determined by reference to the S&P 500 Total Return Index, generally calculated over 12-month periods each ending December 31. Jimmy Price III (Chief Executive Officer and Chief Investment Officer) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Price founded Lynwood Price in October 2022. Prior to that, he was the Co-Founder and Senior Portfolio Manager of the public equities group at Karlin Asset Management. Before Karlin, Mr. Price was a partner at ValueAct SmallCap, where he led several of the fund’s investments in industrials and business services. Prior to these roles, Mr. Price spent six years in private equity. He was a Vice President at Oaktree Capital Management, where he was a member of the investment team for Oaktree’s private equity and distressed-for-control group. Before joining Oaktree, Mr. Price was an Associate at Bain Capital. He began his career in the mergers and acquisitions department of Goldman, Sachs & Co.
NewGen Asset Management Limited (Commerce Court North, Suite 2900, 25 King Street West, POB 405, Toronto, ON, Canada) is compensated in part based on assets and in part based on performance. The manager receives an asset-based fee of 1.5% per year on all assets comprising the portfolio and a performance-based fee of 10% of the portfolio’s capital appreciation, subject to a high-water mark, calculated over 12-month periods ending December 31. David Dattels (President and Portfolio Manager) founded NewGen in 2009 and has been with the firm since that time. Chris Rowan (Portfolio Manager) joined NewGen in 2011 and Norm Chang (Portfolio Manager) joined NewGen in 2010 and have been with the firm since that time.
Strategy Capital LLC (One First Street, Suite 13, Los Altos, CA 94022) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly and calculated on all assets comprising the portfolio, decreases as Strategy Capital’s assets under management, excluding TIFF assets and assets of Strategy Capital and its affiliates (“Total Manager Assets”), increases. For purposes of this calculation, “TIFF assets” means the daily average over the applicable period of Fund assets plus the assets of other funds advised by TAS or its affiliates that are managed by Strategy Capital. The asset-based fee rate is a blended rate calculated by (i) applying 0.75% on the first $100 million of Total Manager Assets; 0.20% on Total Manager Assets greater than $100 million and less than or equal to $400 million; 0.15% on Total Manager Assets greater than $400 million and less than or equal to $2 billion; and 0.10% on all remaining Total Manager Assets in excess of $2 billion, (ii) summing the result of each calculation, and (iii) dividing by Total Manager Assets. For the performance-based fee, the manager receives a certain percentage of the amount by which the value of the account exceeds the value of a hurdle account, determined by reference to the S&P 500 Total Return Index, calculated over 12-month periods ending December 31. The performance-based fee rate is also a function of Total Manager Assets. If Total Manager Assets are (i) less than or equal to $100 million, the performance-based fee rate is 10%; (ii) more than $100 million and less than or equal to $200 million, the performance-based fee rate is 15%; (iii) more than $200 million and less than or equal to $2 billion, the performance-based fee rate is 20%; (iv) more than $2 billion and less than or equal to $2.5 billion, the performance-based fee rate is 15%; or (v) more than $2.5 billion, the performance-based fee rate is 10%. Hamilton Helmer (Co-Founder, Co-Chief Investment Officer) and John Rutherford (Co-Founder, Chief Operating Officer and Chief Compliance Officer) founded Strategy Capital in 2013. Prior to founding Strategy Capital, Mr. Helmer was a professor at Stanford University and the founder and managing partner of Helmer & Associates, a strategy consultancy that served major corporate clients. Prior to founding Strategy Capital, Mr. Rutherford was a co-founder of Parthenon Capital Partners, a

TIFF Investment Program Prospectus
mid-market private equity firm. William Mitchell joined the firm as a partner in 2019 and is Co-Chief Investment Officer. Prior to joining Strategy Capital LLC, Mr. Mitchell was Co-Portfolio Manager at Mitchell Portfolio Management and Founder of Spinoff & Reorg Profiles.
TIFF Advisory Services, LLC (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on the Fund’s average daily net assets. The manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion. Jay Willoughby (Chief Investment Officer of TAS and TIP), who joined TAS in 2015, chairs TAS’s investment committee. Prior to joining TAS, Mr. Willoughby was CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. from 2011 − 2015. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP. Mr. Willoughby is a CFA charterholder. Trevor Graham (Deputy CIO), who joined TAS in 2012, is a member of the investment committee. Prior to joining TAS, he was a managing director in the Office of Investments at New York-Presbyterian Hospital from 2008 to 2012. Previous to that, Mr. Graham was an investment officer at the Museum of Modern Art in New York. Zhe Shen (Managing Director) joined TAS in 2021 and is a member of the investment committee. Prior to joining TAS, Mr. Shen was a portfolio manager at The Portland House Group Pty. Ltd. from 2016 through 2021. Mr. Willoughby has ultimate responsibility for asset allocation, investment decisions, portfolio construction, and the fixed income segment for the Fund. Mr. Graham and Mr. Shen are responsible for sourcing and recommending money managers and acquired funds within the Equity-Oriented Assets and Diversifying Strategies segments, respectively, of the Fund’s portfolio. Messrs. Willoughby, Graham, and Shen consult regularly with TAS’s investment committee.
Westbeck Capital Management LLP (47-48 Piccadilly, London, England W1J 0DT) is compensated in part based on assets and in part based on performance and receives both an asset-based fee and a performance-based fee. The asset-based fee, payable monthly, ranges from 1.25% to 1.5% per year on assets comprising the portfolio and the asset-based fee rate is determined based upon the greater of (i) the net amount of TIFF Assets (as defined below) invested with Westbeck (the sum of all TIFF Assets contributed to Westbeck less the sum of all TIFF Assets withdrawn from Westbeck) and (ii) the current value of the TIFF Assets, each as of the beginning of the relevant month. The performance-based fee, payable annually, ranges from 12.5% to 15% of the portfolio’s capital appreciation and the performance-based fee rate is determined based upon the value of the TIFF Assets as of the beginning of the relevant performance period. The performance-based fee is subject to a high-water mark and is calculated over 12-month periods ending December 31. “TIFF Assets” means the total assets that are managed by Westbeck or its affiliates for the Fund and other funds advised by TAS or its affiliates, whether through a separate account or an interest in a pooled investment fund. Will Smith (Chief Investment Officer, Co-Founder) has primary responsibility for the day-to-day investment decisions relating to the portfolio. Mr. Smith co-founded Westbeck Capital Management LLP with Jean-Louis Le Mee in 2015. Prior to that, he was a Partner and the Head of the Natural Resources team at CQS from 2008 to 2015. Prior to CQS, Mr. Smith ran the long/short commodity strategy within Landsbanki Securities (2004-2007) and was previously at UBS.
Shareholder Information
Eligible Shareholders.   The Fund will accept as new shareholders only those organizations that meet the eligibility criteria set forth below under the heading Eligibility Criteria and are “accredited investors” as defined in Rule 501(a) under the Securities Act of 1933, as amended, and the SEC’s interpretations thereof, which generally contemplate, among other criteria, that an organization have total assets in excess of $5 million. In addition, shareholders in the Fund must be “qualified clients” as defined in Rule 205-3(d) under the Investment Advisers Act of 1940, as amended, which generally means that an organization must maintain a minimum balance of at least $1.1 million in the Fund or have a net worth of more than $2.2 million. The Fund may in its discretion accept a new shareholder that is not an “accredited investor,” provided that such new shareholder is a “qualified client.” Typically, a new shareholder accepted under these circumstances would have an investment in another fund bearing the TIFF name or would be an affiliate of or otherwise related to another shareholder in TIP or another investment fund bearing the TIFF name. TAS and its affiliates, including other vehicles managed or sponsored by TAS or its affiliates, TAS advisory board members and employees, TIP trustees and TIFF Charitable Foundation (“TCF”) directors (including any of their retirement or other accounts) are not subject to the “accredited investor”

TIFF Investment Program Prospectus
criterion. From time to time the Fund may impose additional eligibility criteria. In addition, the definition of “accredited investor” and “qualified client” are expected to be changed periodically by the SEC and TIP may need to adjust its shareholder requirements in accordance with any such changes.
Eligibility Criteria.   The Fund is open to:
•
501(c)(3) organizations or affiliated or related entities;

•
Organizations determined by TAS, in its sole discretion, to be operated for charitable purposes;

•
Defined benefit plans of eligible organizations; and

•
TAS and its affiliates, including other vehicles managed or sponsored by TAS and its affiliates; TAS advisory board members and employees, TIP trustees and TCF directors (including any of their retirement accounts or other accounts of which any such individual is the sole beneficial owner).

Investment Minimums.   The minimum initial investment for the Fund is $2,500,000. The minimum for subsequent purchases is $10,000. Minimums may be waived at TAS’s or the Fund’s discretion and are expected to be waived or reduced for investments made by TAS, TIP and TCF directors or trustees and employees, including their retirement or other accounts, TAS and its affiliates, other vehicles managed or sponsored by TAS or its affiliates, and for organizations that maintain a TIP account for the purpose of funding investments in other investment vehicles sponsored by TAS.
Fees.   Purchases and redemptions of shares in the Fund are not subject to sales charges.
Account Application.   An account application must be completed and submitted by each TIP investor. Accompanying the completed application, investors must also submit proof of their tax-exempt status or other documentation as may be requested to document their eligibility to invest, which may include a certified copy of an investor’s certificate of good standing or certificate of incorporation. Any organization admitted as an investor in TIP that is subsequently determined to be ineligible will be asked to redeem all shares that it holds in the Fund. A completed application and all requested information must be received in good order before an application can be accepted. Failure to provide all requested information may lead to a delay in establishing an account or result in a rejection of an investor’s application. See Order and Payment Procedures below for purchasing share instructions.
Customer Identification Program.   Federal law requires that the Fund adopt an anti-money laundering compliance program which, among other things, includes procedures to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security number, taxpayer identification number, passport number and country of issuance, or other identifying information, for each investor who seeks to open an account with the Fund (the “customer identification program”). This identifying information will be required for one individual who controls or has significant responsibility for managing an investor organization and also will be required for any individuals who hold, directly or indirectly, 25% or more of an investor organization’s equity interests, if applicable. Copies of such individuals’ driver’s license or passport may be required in order to verify his or her identity. In compliance with the USA Patriot Act of 2001, please note that after an investor’s account has been opened the Fund may request some or all of the above identifying information or additional information or documentation to verify certain information on the account application as part of the Fund’s anti-money laundering compliance program. Account applications without the required information or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the Fund. After accepting an account application, to the extent permitted by applicable law or the customer identification program, the Fund reserves the right to (1) place limits on transactions in any account until the identity of the shareholder, an individual beneficial owner and/or an individual control person is verified; (2) refuse an investment in the Fund; or (3) involuntarily redeem a shareholder’s shares and close an account in the event that a shareholder’s, an individual beneficial owner’s and/or an individual control person’s identity cannot be verified. The Fund and its agents will not be responsible for any loss in a shareholder’s account resulting from the shareholder’s delay in providing all required identifying information or from closing an account and redeeming a shareholder’s shares pursuant to the customer identification program.

TIFF Investment Program Prospectus
Net Asset Value.   The price at which a shareholder purchases or redeems shares of the Fund is equal to the net asset value (“NAV”) per share of the Fund next determined following receipt of the purchase or redemption request in good order. The NAV is calculated by taking the total value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing the result by the number of Fund shares outstanding. This calculation is performed by the Fund accounting agent, State Street Bank and Trust Company (“State Street”), normally as of the end of regular trading hours of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the days that the Fund is open for business, which is typically Monday through Friday, except holidays (“business days”). However, the NAV may be calculated earlier, or the Fund may be closed, if the New York Stock Exchange closes, or otherwise restricts trading, the Federal Reserve Bank of New York closes, or as permitted by the SEC.
The Fund’s NAV is determined on the basis of market prices. If no market price for a security is readily available, or if price information is considered unreliable (for example, if a debt security is discovered to be in default or trading in an exchange-listed security has been halted during the trading day), the security’s fair value is determined by using guidelines approved by the TIP Board. The TIP Board has appointed TAS as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the TIP Board’s oversight. As the Valuation Designee, TAS has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. Many of the acquired funds in which the Fund invests are not traded on a securities exchange or otherwise publicly traded. Therefore, market quotations are not available and such acquired funds are priced using fair valuation techniques. If the value of a security has been materially affected by significant events occurring after the close of an exchange or market on which the security is principally traded, but before the Fund calculates its NAV, and the market quotations for that security are considered unreliable, the Fund may use fair-value pricing instead. Trading in foreign securities is normally completed before the time at which the Fund calculates its NAV. TAS employs a fair value model to adjust the prices of foreign securities to reflect such events occurring after the close of the relevant foreign markets. If a particular event would materially affect the Fund’s NAV, a further adjustment is considered. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations, which could cause the NAV of shares to differ significantly from the NAV that would have been calculated using market quotations. In addition, because the indexes against which the Fund compares its performance do not use fair value pricing, the volatility of the Fund’s performance against the index may be higher than it would have been had the Fund not used fair value pricing techniques. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund’s foreign securities holdings may change on days when shareholders are not able to buy or sell their shares.
Offering Dates, Times, and Prices.   Shares of the Fund are continuously offered, and purchases may be made on any business day. Fund shares may be purchased at the Fund’s NAV next determined after an order and payment are accepted. All purchases, except in-kind purchases, must be made by wire transfer in US dollars. The Fund reserves the right to reject any purchase order. Share purchase orders are deemed accepted when TIP receives a completed account application in good order and other required documents in good order and funds are deposited in TIP’s account with the custodian as set forth below.

TIFF Investment Program Prospectus
Purchase Procedures
The following procedures apply to purchases of shares.
When Allowed	Purchases may be made on any business day that the Fund is open.
Who May Purchase Shares	Only an authorized person as designated on the investor’s account application or other written instruction may request a purchase of shares.
Purchase Notification – New Accounts
For an investor establishing a new account, TIP will advise the investor when the new account has been established, after which time the account may be funded by wire transfer. Prior to sending the initial wire, an authorized person must inform TIP of the amount of the initial investment, which amount must equal or exceed the applicable minimum initial investment amount. Such notice may be provided by calling 1-610-684-8200 or by faxing the information to 1-610-684-8210. The notice should clearly identify the account name, account number, in addition to the investment amount, and signed by an authorized person. If the notice has been provided by fax, it is suggested that the authorized person call TIP at the telephone number listed above to confirm that the fax was received.

Purchase Notification – Existing Accounts
With respect to an additional investment in an existing account, an authorized person must inform TIP of the incoming wire transfer on the day the funds are expected to arrive at State Street. Such notice may be provided by calling 1-610-684-8200 or by faxing an Additional Deposits into Existing TIP Accounts form signed by an authorized person to 1-610-684-8210. If notice has been provided by fax, it is suggested that the shareholder call TIP at the telephone number listed above to confirm that the fax was received. Incoming wires that have not been preceded by trade notification in good order as described above will be rejected. The amount of the purchase must equal or exceed the applicable minimum subsequent purchase amount. TIP may require that a shareholder provide additional evidence of eligibility to purchase shares prior to accepting a purchase order. The Fund generally does not accept purchase orders that request a particular day or price for a transaction.

Payment Procedure
Federal funds should be wired to the Fund’s custodian and transfer agent, State Street. (See wiring instructions below.) If federal funds and all other required notice and documentation are received prior to the time the Fund’s NAV is calculated, normally 4:00 p.m. Eastern time (the “close of business”), the order will be effective on that day. If notice or such documentation is received after the close of business and/or if federal funds are not received by State Street by the close of business, such purchase order will be executed on the next business day.

Converted Funds
Funds transferred by bank wire may or may not be converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will normally be converted on the next business day and the trade will be processed on the business day on which they are converted.

TIFF Investment Program Prospectus
Wiring Instructions	Bank	State Street Bank and Trust Company
	Address	Boston, Massachusetts
	ABA#	011000028
	Attention	Transfer Agent
	Deposit Account #	00330852
	Deposit Account Name	TIFF Investment Program
	Further Credit	[Shareholder Name or Number/Fund Name]
Redemption Procedures
The following procedures apply to redemptions of shares.
Type of Redemption	Full and fractional shares may be redeemed upon an authorized person’s request on any business day that the Fund is open.
Who May Redeem	Only an authorized person as designated on the shareholder’s account application or other written instruction may request a redemption.
Notification
The authorized person must inform TIP via phone by calling 1-610-684-8200 or by faxing to 1-610-684-8210 the Fund name, the dollar or share amount to be redeemed, the account to which the proceeds should be wired (which should match the account information that the Fund has on file), the shareholder’s name, and the shareholder’s account number, and the fax should be signed by an authorized person. Redemption notification provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay. If the notice has been provided by fax, it is suggested that the shareholder call TIP at the telephone number listed above to confirm that the fax was received.

Time of Notice	TIP must receive notice of redemption in good order by the close of business on any business day.
Late Notice	If the notice of redemption is received on a day that is not a business day or after the close of business on a business day, it will be deemed received as of the next business day.
Redemption Price	The redemption will be based on the NAV per share next determined after receipt by TIP of the redemption request in good order.
Timing of Payment
TIP typically expects to pay out redemption proceeds to redeeming shareholders on the business day following receipt of notice. However, TIP reserves the right to delay making payment for up to seven calendar days.

Method of Payment
Payments will normally be made by wire transfer. Wire redemptions will be directed to the bank account that the Fund has on file. In order to change this account either temporarily or permanently, TIP must receive new instructions in writing from an authorized person with the appropriate (i) original signature guarantee by a qualified financial institution or (ii) other evidence of authorization followed by a call back to a second authorized person on the account. See Important Information about Wire Transfers below for examples of evidence of authorization.

TIFF Investment Program Prospectus
Methods to Meet Redemption Requests
TIP typically expects to meet redemption requests, in both regular and stressed market conditions, by using available cash or by selling cash equivalents (which may include Treasury bills or Treasury notes). In order to meet larger redemption requests for the Fund in both regular and stressed market conditions, TIP typically expects to (i) sell investments held in TAS’s account within the Fund, including but not limited to futures contracts, forward foreign currency exchange contracts and other derivative instruments and exchange-traded and open-ended funds; (ii) instruct one or more of TIP’s external money managers to sell certain of the portfolio securities held in their TIP account; and/or (iii) redeem from one or more private investment funds from which TIP is eligible to make such redemptions. TIP does not typically expect to meet redemption requests by making in-kind redemptions, although it reserves the right to do so in certain circumstances (see Potential In-Kind Redemptions below).

Telephone Transaction Privilege.   An authorized person may request purchase and redemption transactions by telephone, unless the shareholder has opted out of the telephone transaction privilege on the new account application or by instructing TIP otherwise in writing. TIP or State Street, the Fund’s transfer agent, will employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine and legitimate, and may require one or more forms of personal identification. Such calls may be recorded. As long as reasonable procedures are followed and TIP or State Street acts on instructions reasonably believed to be genuine, to the extent permitted by applicable law, TIP, TAS or State Street will not be responsible for any loss, liability, cost or expense arising out of any telephone transaction request that may occur from fraudulent or unauthorized requests. Shareholder should keep their account information confidential, verify the accuracy of their confirmation statements immediately after receipt, and contact TIP immediately if they believe someone has obtained unauthorized access to their account.
Potential In-Kind Redemptions.   The Fund reserves the right to redeem in kind, in readily marketable securities, any redemption request by a shareholder if the aggregate market value of the shares being redeemed by that shareholder during any 90-day period exceeds the lesser of $250,000 or 1% of the Fund’s NAV during such period. In-kind redemptions generally entail the distribution to a redeeming shareholder of readily marketable securities held by the Fund whose shares it seeks to redeem, selected by TAS in its discretion, as opposed to the cash distributions normally made to redeeming shareholder. Special requirements may apply where the shareholder making the request owns 5% or more of the Fund’s shares.
Frequent Purchases and Redemptions of Fund Shares.   The Fund discourages frequent purchases and redemptions of its shares, because short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses to the Fund’s other shareholders. The Fund monitors the cash flow activity of its shareholders on an ongoing basis and reviews any questionable activity of such shareholders. In addition, the Fund conducts an overall review of its cash flow activity periodically. There is no guarantee that the Fund will be able to curtail frequent trading activity in every instance. As certain foreign securities may be more thinly traded and their prices may be stale or not current, investment in these foreign securities may expose the Fund to the risk of market timing. TIP reserves the right to reject or limit all or part of any purchase order for any reason.
Important Information about Wire Transfers.   A shareholder’s bank may impose its own processing fee for outgoing wires (in connection with purchases of Fund shares) or incoming wires (in connection with redemptions of Fund shares or payment of dividends and capital gains, if applicable). A shareholder’s authorized person may change the account designated to receive redemption proceeds at any time by written request to TIP with a signature guarantee or other evidence of authorization as well as a call back to a second authorized person on the account. Examples of evidence of authorization include a Certificate of Incumbency, Corporate Resolution, or Secretary’s Certificate naming or approving all authorized parties who are able to act on behalf of the organization, with sample signatures for all authorized parties. Further documentation may be required when deemed appropriate by TIP.

TIFF Investment Program Prospectus
Accounts with Low Balances.   If the value of a shareholder’s total account with the Fund falls below $1.1 million as a result of share redemptions, market movements, or otherwise, TIP may send a notice asking the shareholder to restore the account to $1.1 million or to close it. If the shareholder does not take action within 100 days, the shareholder’s shares may be redeemed and the proceeds sent to the wiring instructions on file for the shareholder. The notice period may be shorter if the shareholder also ceases to meet the investment requirements described under Eligible Shareholders earlier in this prospectus. The minimum account balance may change from time to time in the future following notice to shareholders if the membership requirements change.
Performance Information in Multi-Asset Fund Summary.   Prior to December 1, 2021, the Fund received entry fees on purchases and exit fees on redemptions; thus, Fund performance for periods prior to December 1, 2021, reflects those fees’ impact. A shareholder’s actual total returns may differ from those presented in the Fund Summary depending on whether and how often the shareholder purchased or redeemed Fund shares during the applicable period.
Dividends and Distributions
Intended Distribution Schedule.   As a regulated investment company, the Fund is generally not subject to entity-level tax on the income and gains it distributes to shareholders. The Fund intends to distribute to its shareholders substantially all of its net investment income and its net realized capital gains.
Dividends from net investment income, if any, are declared and paid quarterly for the Fund. Capital gains, if any, are declared and paid at least annually. Dividends and capital gains distributions, if any, may be reinvested as described below in Distribution Options.
The Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends are paid. The Fund realizes capital gains from the sale or exchange of portfolio securities. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic volatility, the Fund may experience capital losses and unrealized depreciation in the value of its investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though the Fund may experience a current year loss, it may nonetheless distribute prior year capital gains.
In order to satisfy certain distribution requirements, the Fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December with a record date in such a month. Such distributions, if paid to shareholders by January 31 of the following calendar year, are deemed to have been paid by the Fund and received by shareholders on December 31 of the year in which they were declared.
Distribution Options.   Dividends and short-term and long-term capital gains distributions, if any, may be reinvested in additional shares of the Fund. Alternatively, dividends and short-term and long-term capital gains distributions, if any, may be paid in cash except as noted below. Shareholders are asked to designate their distribution option on their account application. All dividends and any capital gains distributions will be automatically reinvested unless a shareholder indicates otherwise on the account application. Returns of capital, if any, will normally be paid or reinvested in accordance with a shareholder’s instructions for long-term capital gains distributions in the absence of instructions to the contrary. Shareholders may change their election by writing to TIP. Such written election should be provided as soon as the decision is made and must be received by TIP no later than the close of business on the record date for the distribution to which the election is intended to apply. Such instruction must be signed by an authorized person of the shareholder.
Tax-Related Warning to Private Foundations and Certain Private Colleges or Universities Subject to Excise Taxation.   At the time a private foundation or certain private colleges or universities purchase Fund shares, the Fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution of such amounts, although constituting a return of investment, would be classified as a taxable distribution whether reinvested in additional shares or paid in cash. This is sometimes referred to as “buying a dividend.” In addition, a Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions. Private colleges and universities with at least 500 tuition-paying students during the

TIFF Investment Program Prospectus
preceding year (more than 50% of which are located in the United States) and non-exempt use assets with a value at the close of the preceding year of at least $500,000 per full-time student (with part-time students taken into account on a full-time student equivalent basis) may be subject to a 1.4% excise tax on their net investment income.
Tax Considerations
Because shareholders (except TAS and its affiliates, TAS employees, TIP trustees, TAS and TCF directors) of the Fund are tax-exempt organizations, they generally are not subject to federal income tax on distributions from the Fund or on sales of Fund shares. This general exemption from tax does not apply to the “unrelated business taxable income” or UBTI of an exempt organization. UBTI includes dividends, interest, and gains from sales and other dispositions of property held for investment to the extent that such items are attributable to “debt-financed property.” For example, UBTI could result if a shareholder debt finances its purchase of Fund shares. A deduction from one activity that produces UBTI cannot be used to offset income from a different activity that produces UBTI for the same taxable year. In addition, private foundations that are exempt from federal income tax may nonetheless be subject to excise tax on their net investment income and certain private colleges and universities that are exempt from federal income tax may be subject to an excise tax based on the investment income they earn (as discussed above). Shareholders should ask their own tax advisors for more information on their own tax situation. TAS employees, TIP trustees, TAS and TCF directors should consult the SAI for information relating to the tax consequences of their investment in the Fund.
This discussion of Tax Considerations is for general information only and not tax advice. All shareholders should consult their own tax advisors as to the federal, state, local and other tax provisions applicable to them.

TIFF Investment Program Prospectus
Financial Highlights
The following financial highlights table is intended to help shareholders understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Information for each fiscal year has been audited by PricewaterhouseCoopers, LLP, an independent accounting firm, whose reports, along with the Fund’s financial statements, are included with the Fund’s Form N-CSR filed with the SEC (available upon request).
TIFF Multi-Asset Fund — Financial Highlights
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
For a share outstanding throughout each period
Net asset value, beginning of year	$14.03	$12.48	$16.22	$16.71	$14.22
Income (loss) from investment operations
Net investment income (loss) (a)	0.08	0.08	0.03	0.01	(0.14)
Net realized and unrealized gain (loss) on investments	1.99	1.96	(2.49)	2.03	2.75
Total from investment operations	2.07	2.04	(2.46)	2.04	2.61
Less distributions from
Net investment income	(0.66)	(0.18)	—	(0.24)	—
Net realized gains	(0.59)	(0.31)	(1.28)	(2.29)	(0.15)
Total distributions	(1.25)	(0.49)	(1.28)	(2.53)	(0.15)
Entry/exit fee per share (a)	—	—	—	—	0.03
Net asset value, end of year	$14.85	$14.03	$12.48	$16.22	$16.71
Total return (b)	14.84%	16.51%	(15.17)%	12.46%	18.57%(c)
Ratios/supplemental data
Net assets, end of year (000s)	$1,290,525	$1,235,201	$1,247,979	$1,582,109	$1,563,172
Ratio of expenses to average net assets, before waivers (d)	1.12%	1.24%	1.14%	0.92%	2.22%(e)
Ratio of expenses to average net assets, after waivers (d)	1.10%(f)	1.23%(f)	1.14%	0.92%	2.22%(e)
Ratio of expenses to average net assets, excluding expenses for securities sold short after waivers (d)	0.88%(f)	0.98%(f)	0.88%	0.72%	1.92%(e)
Ratio of net investment income (loss) to average net assets (d)	0.51%(f)	0.59%(f)	0.22%	0.05%	(0.97)%
Portfolio turnover	251%	199%	143%	87%	146%

(a)
Calculation based on average shares outstanding.

(b)
Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund prior to December 1, 2021; however, it does not reflect the deduction of such fees from a member’s

TIFF Investment Program Prospectus
purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)
The expense ratio and net investment income does not include fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

(e)
Certain money managers have generated exceedingly strong positive performance relative to their respective benchmarks. The expense ratio for the year ended December 31, 2020 includes performance fees earned by those money managers representing 1.11% of the expense ratio.

(f)
Net of fees and expenses waived. An expense waiver was in place effective November 1, 2023. For 2023, the impact of the fee waiver as a ratio to average net assets was 0.01%. For 2024, the impact of the fee waiver as a ratio to average net assets was 0.02%.

TIFF Investment Program Prospectus
Glossary
The Glossary below explains certain terms used throughout this prospectus.
“Alpha” represents the amount of a shareholder’s return, on average, that is independent of the market’s return.
“Beta” is an asset’s sensitivity to market moves. If the market gains 10%, an asset with a beta of 1.0 will, on average, gain 10%.
A “basis point” is 1/100th of one percent.
A “bottom-up” investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.
A “derivative” is a financial instrument, traded on or off an exchange, the price of which is directly dependent, at least in part, upon the value of one or more underlying securities, commodities, currencies, other derivative instruments, or agreed-upon index or arrangement.
“Duration” is a measure of the expected life of a bond. It also measures the sensitivity of a bond’s price to changing interest rates. The longer a bond’s duration, the greater the effect of interest rate movements on its price.
A “hedge fund” is an investment fund (often a limited partnership or limited liability company) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.
A “high water mark” is the highest net asset value that a money manager’s portfolio has reached and for which a performance fee was paid. This mechanism is used to prevent managers from receiving a performance fee when the portfolio has had negative performance over previous performance fee periods. The use of a high water mark also prevents managers from receiving performance fees more than once for the same increase in their portfolio’s value, which is something that could otherwise happen in a fluctuating market.
“Security selection” for bonds involves fundamental analysis, credit analysis, and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.
A “value-oriented” investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks of which the average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

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TIFF Investment Program Prospectus
Further Information
This prospectus sets forth concisely the information about the Fund that a prospective shareholder should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the SAI dated April 30, 2025, as amended and supplemented from time to time, which has been filed with the SEC. The SAI is incorporated herein by reference.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s SAI, the Fund’s annual and semi-annual reports to shareholders, and other information such as Fund financial statements are available, without charge, upon request. Shareholders of the Fund may contact TIP at 1-800-984-0084, or by using the email contact information below, to request the SAI; to request the Fund’s annual or semi-annual report; to request the Fund’s financial statements; to request other information about the Fund; and to make shareholder inquiries. The Fund also makes available its SAI, annual and semi-annual reports, and other information such as Fund financial statements, free of charge, on the Fund’s website at www.tipfunds.org.
Reports and other information about the Fund are also available on the SEC’s Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov.
Pursuing investment excellence on behalf of endowed non-profits
Office Locations	Boston, MA Metro Philadelphia, PA (Radnor)
Mailing Address	170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087
Phone:	1-610-684-8200
Fax:	1-610-684-8210
Website:	www.tiff.org
Electronic mail inquiries:
Services offered by TAS:	info@tiff.org
Shareholder-specific account data:	clientservices@tiff.org
SEC File Number 811-8234